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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2004
                                                         -----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                       0-24571               43-1816913
         --------                      ---------              ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01     REGULATION FD DISCLOSURE.
              ------------------------

         On December 20, 2004, Pulaski Financial Corp. (the "Company"), the holding company for Pulaski Bank, announced that it completed its offering of $10.0 million of trust preferred securities. The press release announcing the trust preferred offering is furnished as Exhibit 99.1 and incorporated herein by reference.

         On December 20, 2004, the Company announced that it nominated Lee Wielansky to serve on the Company's board of directors. Mr. Wielansky will be up for election at the Company's annual meeting of shareholders on January 27, 2005. The press release announcing Mr. Wielansky's nomination is furnished as
Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (a)   Financial Statements of Businesses Acquired: Not applicable

        (b)   Pro Forma Financial Information: Not applicable

        (c)   Exhibits

              Number                Description
              ------                -----------

              99.1     Press Release Dated December 20, 2004
              99.2     Press Release Dated December 20, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 20, 2004               By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer